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                                                                    Exhibit 10.7



                  SIXTH WAIVER dated as of October 21, 1998 (this "Waiver"), among FPA MEDICAL MANAGEMENT, INC., a Delaware corporation and debtor and debtor-in-possession (the "Borrower"), each direct and indirect Subsidiary of the Borrower party to the Credit Agreement referred to below (the "Guarantors"), each of which Guarantors is a debtor and debtor-in-possession, the several banks and other financial institutions from time to time parties to the Credit Agreement referred to below (the "Lenders") and BANKBOSTON, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H :


                  WHEREAS, the parties to this Waiver are parties to the Revolving Credit and Guarantee Agreement dated as of July 20, 1998 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement");

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower;

                  WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders agree to waive certain provisions of the Credit Agreement in the manner provided in this Waiver; and

                  WHEREAS, the Administrative Agent and the Lenders have agreed to such waiver, but only upon the terms and subject to the conditions set forth herein.

                  NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

                  SECTION 1. DEFINITIONS.

                  1.1. Defined Terms. Unless otherwise defined herein and except as set forth in this Waiver, terms defined in the Credit Agreement are used herein as therein defined.


                  SECTION 2. WAIVER. Subject to the terms and conditions hereof, the Lenders hereby waive application of, and any Default or Event of Default that would otherwise occur under:

                           (a) Section 6.2 (Limitation on Liens) of the Credit Agreement as a result of the existence of the Liens and right of set-off in favor of First Union National Bank ("First Union") pursuant to the "Deposit Agreement and Disclosures for Non-Personal Accounts" between the Borrower and First Union;
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                                                                               2


                           (b) Section 6.12 (Cash Concentration) of the Credit Agreement as a result of the transfer of the cash management system of the Borrower and its Subsidiaries to First Union;

                           (c) Section 6.19 (Minimum Net Cash Flow From
         Operations) of the Credit Agreement as a result of the failure of each of (i) Sterling and its respective Subsidiaries and Affiliates, and
         (ii) Gonzaba and its respective Subsidiaries and Affiliates to achieve the required minimum cumulative Net Cash Flow from Operations for the period from the Filing Date through September 25, 1998; and

                           (d) Section 6.20 (Minimum Receipts) of the Credit Agreement as a result of the failure of (i) the Borrower and the Guarantors, taken as a whole, (ii) Sterling and its respective Subsidiaries and Affiliates, and (iii) FPA Florida Medical Groups and its respective Subsidiaries and Affiliates, to achieve the required minimum aggregate cash receipts for the period from the Filing Date through September 25, 1998;

provided that (x) each of the waivers contained in paragraphs (a) and (b) of this Section 2 shall terminate on November 16, 1998 and (y) each of the waivers contained in paragraphs (c) and (d) of this Section 2 shall terminate on November 4, 1998; provided further that notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower shall not request, and the Lenders shall have no obligation to make, Loans in an amount exceeding $3,500,000 in the aggregate during the period from the date hereof through November 4, 1998.

                  SECTION 3.  MISCELLANEOUS.

                  3.1. Effectiveness. This Waiver shall become effective upon the date on which the Administrative Agent shall have received, with counterparts for each Lender, this Waiver, duly executed and delivered by the Borrower, the Guarantors and the Required Lenders.

                  3.2. Representations and Warranties. After giving effect to this Waiver and any previous waivers currently in effect, each of the Borrower and the Guarantors hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3 of the Credit Agreement.

                  3.3. Continuing Effect; No Other Amendments or Waivers. Except as expressly waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

                  3.4. Counterparts. This Waiver may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
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                                                                               3



                  3.5. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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                                                                               4



                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


BORROWER

FPA MEDICAL MANAGEMENT, INC.


By:
  -----------------------
         Name:
         Title:


GUARANTORS

AHI HEALTHCARE SYSTEMS, INC.
AHI (TEXAS) HEALTHCARE SYSTEMS, INC.
AMG MANAGEMENT COMPANY
AMERICAN HEALTH MEDICAL GROUP, DOWNEY, INC.
ARIZONA MANAGED CARE PROVIDERS, LTD.
AVANTI HEALTH SYSTEMS OF TEXAS, INC.
BHP IPA, INC.
BEVERLY HILLS/WEST LOS ANGELES MEDICAL NETWORK, A MEDICAL GROUP, INC.
CAROLINA HEALTH CARE GROUP, P.C.
CENTURY FAMILY MEDICAL GROUP, INC.
CINCINNATI HEALTH PARTNERS, INC.
COMPREHENSIVE PRIMARY CARE MSO, INC.
CONNEKT, LLC
CORNERSTONE PHYSICIANS CORPORATION
CORNERSTONE PHYSICIANS OF PHOENIX, INC.
FHC IPA, INC.
FHMG/TDMC MEDICAL GROUP, A PROFESSIONAL CORPORATION
FAMILY PRACTICE ASSOCIATES OF SOUTHERN CALIFORNIA, A MEDICAL CORP.
FPA ACQUISITION CORPORATION
FPA AXMINSTER MEDICAL GROUP, INC.
FPA HOLDING COMPANY OF CALIFORNIA, INC.
FPA INDEPENDENT PRACTICE ASSOCIATION, A MEDICAL CORP.
FPA MEDICAL FOUNDATION
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                                                                               5



FPA MEDICAL GROUP OF ARIZONA, P.C.
FPA MEDICAL GROUP OF CALIFORNIA, INC.
FPA MEDICAL GROUP OF DELAWARE, P.A.
FPA MEDICAL GROUP OF FLORIDA, INC.
FPA MEDICAL GROUP OF GEORGIA, P.C.
FPA MEDICAL GROUP OF KANSAS, P.A.
FPA MEDICAL GROUP OF KENTUCKY, INC.
FPA MEDICAL GROUP OF NEW JERSEY, A PROFESSIONAL CORPORATION
FPA MEDICAL GROUP OF NORTHERN CALIFORNIA, INC.
FPA MEDICAL GROUP OF PENNSYLVANIA, A MEDICAL CORPORATION
FPA MEDICAL GROUP OF TEXAS, A TEXAS PROFESSIONAL ASSOCIATION
FPA MEDICAL GROUP OF THE GREATER BAY AREA, INC.
FPA MEDICAL GROUP, P.A.
FPA MEDICAL MANAGEMENT OF ARIZONA, INC.
FPA MEDICAL MANAGEMENT OF CALIFORNIA, INC.
FPA MEDICAL MANAGEMENT OF FLORIDA, INC.
FPA MEDICAL MANAGEMENT OF GEORGIA, INC.
FPA MEDICAL MANAGEMENT OF ILLINOIS, INC.
FPA MEDICAL MANAGEMENT OF KENTUCKY, INC.
FPA MEDICAL MANAGEMENT OF LOUISIANA, INC.
FPA MEDICAL MANAGEMENT OF MISSOURI, INC.
FPA MEDICAL MANAGEMENT OF NORTH CAROLINA, INC.
FPA MEDICAL MANAGEMENT OF SOUTH CAROLINA, INC.
FPA MEDICAL MANAGEMENT OF TENNESSEE, INC.
FPA MEDICAL MANAGEMENT OF TEXAS, INC.
FPA MEDICAL MANAGEMENT OF THE MID-ATLANTIC, INC.
FPA OF GEORGIA, INC.
FPA SURGICAL CENTER, INC.
FPA WOMEN'S CARE OF GEORGIA, INC.
FPA/GREGORY MEDICAL GROUP OF NEVADA, LTD.
FOUNDATION HEALTH IPA, A PROFESSIONAL MEDICAL CORPORATION
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                                                                               6



G.P.M. IPA, INC.
GATEWAY IPA, INC.
GATEWAY PHYSICIANS SERVICES, INC.
GOTHAM MANAGEMENT, INC.
GOTHAM MID-TOWN MANAGEMENT, INC.
HAYWARD VESPER MEDICAL GROUP, INC.
HEALTH ONE ASSOCIATES, INC.
HEALTH PARTNERS, INC.
HEALTHCAP, INC.
HEALTHCAP-MISSOURI, INC.
HEALTHCAP-NEVADA, INC.
INTERGROUP IPA, P.C.
MID-LEVEL PRACTITIONERS, INC.
MONTEBELLO PHYSICIANS MEDICAL GROUP, INC.
NOVA HEALTHCARE MEDICAL GROUP, INC.
NOVA PHYSICIANS MEDICAL CORPORATION, INC.
OB-GYN MANAGEMENT, INC.
PHYSICIAN NETWORK OF WHITTIER MEDICAL ASSOCIATES, INC.
PHYSICIANS MEDICAL GROUP OF FLORIDA, INC.
PRIMARY CARE MEDICAL GROUP AT LITTLE COMPANY OF MARY HOSPITAL, INC.
PRIVATE PHYSICIANS GROUP AT STANFORD, A MEDICAL GROUP, INC.
SAN ANTONIO HEALTH PARTNERS, INC.
ST. FRANCIS CARE MEDICAL GROUP
STERLING ANESTHESIA, INC.
STERLING CREDENTIALS VERIFICATION SERVICES, INC.
STERLING EMERGENCY MEDICAL CARE, INC.
STERLING EMERGENCY TREATMENT ASSOCIATES, INC.
STERLING HEALTHCARE GROUP, INC.
STERLING HEALTHCARE MEDICAL CORP.
STERLING HEALTHCARE OF TEXAS, P.A.
STERLING MEDICAL GROUP OF MICHIGAN, INC.
STERLING MEDICAL GROUP OF MICHIGAN, P.C.
STERLING MEDNET EMERGENCY SERVICES, INC.
STERLING MIAMI, INC.
STERLING MICHIGAN, P.C.
STERLING PROFESSIONAL EMERGENCY PHYSICIANS, LLC
STERLING RADIOLOGY, INC.
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                                                                               7



STERLING REGIONAL EMERGENCY SERVICES, INC.
STERLING SUB TEXAS, INC.
THE DOCTORS OFFICENTER MEDICAL GROUP OF HOUSTON, P.A.
THE DOCTORS OFFICENTER MEDICAL GROUP OF DALLAS, P.A.
THOMAS-DAVIS MEDICAL CENTERS, P.C.
VIP IPA, A PROFESSIONAL MEDICAL CORPORATION
VIRGINIA HEALTH PARTNERS, INC.
VMS MEDICAL IPA, INC.


By:
    ----------------------------------------
         Name:
         Title:


BANKBOSTON, N.A., as Administrative Agent and as a Lender


By:
    ----------------------------------------
         Name:
         Title:


CHASE SECURITIES INC.,
as Agent for The Chase Manhattan Bank


By:
    ----------------------------------------

         Name:
         Title:


GOLDMAN SACHS CREDIT PARTNERS L.P.


By:
    ----------------------------------------

         Name:
         Title:
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                                                                               8



LEHMAN COMMERCIAL PAPER INC.


By:
   -------------------------------
         Name:
         Title:


VAN KAMPEN AMERICAN CAPITAL PRIME RATE
INCOME TRUST


By:
   -------------------------------
         Name:
         Title: